UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 20, 2011

CAMBIUM LEARNING GROUP, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-34575	27-0587428
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17855 North Dallas Parkway, Suite 400, Dallas, Texas		75287
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-932-9500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2011, Cambium Learning Group, Inc. (the "Company") entered into an Agreement and General Release (the "Agreement") with David Cappellucci. Mr. Cappellucci served as the Company’s President and a member of the Company’s Board of Directors until December 16, 2011 (the "Separation Date"). Consistent with Mr. Cappellucci’s Employment Agreement dated April 12, 2007, as amended June 26, 2009, he will receive additional payments totaling 150% of his $395,000 base salary over the 24 month period following his separation from the Company and will be entitled to benefits continuation over the same 24 month period. In accordance with Internal Revenue Code Section 409A, payments under the Agreement will not begin until the earlier of (i) the expiration of the six-month period measured from the Separation Date or (ii) the date of the employee’s death.

Additionally, Mr. Cappellucci will be entitled to exercise, for a period of one year following the Separation Date, options vested and outstanding as of the Separation Date with respect to 75,770 shares of Company common stock, $0.001 par value per share (the "Common Stock") at an exercise price per share of $6.50 and 227,310 shares of Common Stock at an exercise price per share of $4.50.

The Agreement also contains additional provisions which are customary for agreements of this type. These include confidentiality, non-disparagement, non-competition, non-solicitation and cooperation provisions, as well as a general release of claims against the Company.

The foregoing description of the Agreement does not purport to be complete, and is qualified in its entirety by reference to the complete text of the Agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1 – Agreement and General Release dated December 20, 2011, between Cambium Learning Group, Inc. and David Cappellucci.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBIUM LEARNING GROUP, INC.

December 27, 2011	By:	/s/ Bradley C. Almond

Name: Bradley C. Almond
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Agreement and General Release dated December 20, 2011, between Cambium Learning Group, Inc. and David Cappellucci.